Income Tax	12 Months Ended
Dec. 31, 2022
Income tax [Abstract]
Income tax

Note 11. Income tax

Income tax recognized through profit or loss

	For the year ended December 31
	2022	2021	2020
Current year	8,407	12,250	7,491
Current tax expense	8,407	12,250	7,491

Origination and reversal of temporary differences	1,763	1,455	3,805
Deferred tax (income) expense	1,763	1,455	3,805

Total tax expense	10,170	13,705	11,296

Reconciliation of effective tax rate

	For the year ended December 31
	2022	2021	2020
Profit/ (loss) before tax	52,710	(87,158)	849
Income tax (benefit)/expense	8,961	(14,817)	297
Tax effect of expenses that are not deductible in determining taxable profit	27,187	49,442	13,525
Tax effect of income not taxable in determining taxable profit	(30,292)	(8,822)	(7,754)
Effect of different tax rates of subsidiaries operating in other jurisdictions	(1,249)	(9,423)	1,960
Others - Includes exchange effects for reversal rates of long-term temporary differences, income taxed at differential rates, effect of change in deferred tax rate and tax discounts	5,563	(2,675)	3,200
Tax effect of utilization of tax losses not previously recognized	—	—	68
Tax expense for the year	10,170	13,705	11,296

The tax rate used for 2022 represents the corporate tax rate of 17% (2021: 17%, 2020: 35%) from Luxembourg on the taxable income payable by the Group, in accordance with the tax laws of said jurisdiction. Income tax for other jurisdictions is calculated based on the substantially enacted nominal tax rates prevailing in the respective jurisdictions. After effectiveness of the Transaction on September 29, 2021, the Group’s corporate tax jurisdiction changed from Malta to Luxembourg where the corporate tax rate is 17%.

On September 14, 2021, Colombia’s President approved the Social Investment Law (Ley de Inversión Social, or the “2021 Colombian Tax Reform”), which includes certain tax measures intended to generate additional tax revenues to fund social programs for purposes of mitigating the impact of the COVID-19 pandemic. The 2021 Colombian Tax Reform took effect beginning in 2022 and, among other things, includes a corporate tax rate increase from 30% to 35% for both domestic and foreign entities, permanent establishments and branches.

On December 13, 2022, the Colombian President enacted Law 2277 of 2022, which contains the tax reform proposals previously approved by congress. The purpose of the amendments is to promote equality and social justice, as well as to consolidate adjustments to the tax system. These tax measures include, among other things, corporate tax rate to remain unchanged at 35%. However, a new net tax rate will be introduced, under which Colombian companies, including free trade zone users, will be subject to a minimum 15% effective tax rate, calculated based on financial net profit, in accordance with the OECD Pillar Two global minimum tax rules. Some changes that alter substantial matters concerning periodic taxes enter into force as from January 1, 2023, and certain other provisions enter into force on a date specified in the legislation. The Group is evaluating the potential impact of this tax reform and cannot anticipate the impact it may have on the Group.

Current tax assets and current tax liabilities:

	As of December 31
Current tax assets	2022	2021
Income Tax Advance	9,227	6,081
Surplus in Private Liquidation	9,563	15,732
Other Tax Assets	2,397	269
Total	21,187	22,082

Current tax liabilities
Withholding Income Tax	(2,274)	(8,982)
Income Tax Payable	(2,797)	(2,652)
Other Tax Liabilities	(1,062)	(122)
Total	(6,133)	(11,756)

As of December 31, 2022 and 2021, the following is the detail of the tax losses of the Group that have not been used and on which no active deferred tax has been recognized:

	As of December 31
	2022	2021
Tax Losses not utilized	4,752	3,242
Total	4,752	3,242